UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 5, 2025

GLOBAL INTERACTIVE TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-41763	88-1368281
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160, Yeouiseo-ro, Yeongdeungpo-gu Seoul, Republic of Korea	07231
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +82-2564-8588

N/A
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GITS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

Global Interactive Technologies, Inc.

September 5, 2025

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 5, 2025, the Board of Directors (the “Board”) of Global Interactive Technologies, Inc. (the “Company”) approved and adopted an amendment to the Company’s Bylaws to add a provision authorizing the Board to remove a director for cause in limited, specified circumstances, consistent with the authority granted to the Board under the Company’s Amended and Restated Certificate of Incorporation.

Except as specifically amended above, the Bylaws remain in full force and effect.

The foregoing description of the amended Bylaws is qualified in its entirety by reference to the full text of the Amendment to the Bylaws of the Company, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

On the same date, the Board, by the affirmative vote of the disinterested directors, determined that cause existed for the removal of director Aram Ahn pursuant to the amended Bylaws. The Board found that, among other material failures, Mr. Ahn failed to execute certain documents required in his capacity as a director in order to comply with applicable regulatory requirements and contractual obligations, which the Board determined constituted cause under the amended Bylaws. As a result, Mr. Ahn was removed from the Board, effective immediately.

Following Mr. Ahn’s removal, the Board continues to consist of four directors.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth above in Item 5.02 of this Form 8-K is incorporated herein by reference in its entirety.

Item 9.01 Financial Statements and Exhibits.

(a)	Exhibits.

Exhibit Number	Description
3.1	Amendment to Bylaws of Global Interactive Technologies, Inc.
104	Cover Page Interactive Data (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL INTERACTIVE TECHNOLOGIES, INC.

Dated: September 9, 2025	By:	/s/ Taehoon Kim
		Name:	Taehoon Kim
		Title:	Chief Executive Officer

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